Annual Fund Operating Expenses - Class I2 - Alger Weatherbie Specialized Growth Portfolio - Class I-2	May 01, 2021
Operating Expenses:
Advisory Fees	0.81%	[1]
Distribution and/or Service (12b-1) Fees	none
Other Expenses	5.97%
Total Annual Fund Operating Expenses	6.78%
Expense Reimbursement	(5.73%)	[2]
Total Annual Fund Operating Expenses After Fee Waiver	1.05%

[1]	The Portfolio and Fred Alger Management, LLC (the “Manager”) have adopted fee breakpoints for the Portfolio. The advisory fee for assets up to $1 billion is .81%, and for assets in excess of $1 billion is .75%. The actual rate paid as a percentage of average daily net assets for the year ended December 31, 2020 was .81%.
[2]	The Manager has contractually agreed to reimburse expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) through April 30, 2023 to the extent necessary to limit the total annual fund operating expenses of the Class I-2 shares of the Portfolio to 1.05% of the Class’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Portfolio’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Advisory Agreement. The Manager may, during the term of the expense reimbursement contract, recoup any expenses waived or reimbursed to the extent that such recoupment would not cause the expense ratio to exceed the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment by the Manager after the repayment of the recoupment is taken into account.